                                4,358,315 Shares

                              IRT PROPERTY COMPANY

                                  Common Stock
                                ($1.00 Par Value)


                             UNDERWRITING AGREEMENT
                             ----------------------


January 8, 1997


PAINEWEBBER INCORPORATED
1285 Avenue of the Americas
New York, New York 10019

Dear Ladies and Gentlemen:

                  IRT Property Company, a Georgia corporation (the "Company"), confirms its agreement with you, as underwriter, as follows. Further, the persons listed on Schedule A hereto (the "Sellers") also confirm certain agreements with you, with respect to the matters relating to them set forth below, as follows:

                  1. DESCRIPTION OF SECURITIES. The Company proposes to issue and sell to you 4,000,000 shares of its common stock, $1.00 par value (the "Common Stock"). The Sellers, acting severally and not jointly, propose to sell to you 358,315 shares of Common Stock. The shares of Common Stock to be issued and sold by the Company, together with the shares of Common Stock to be sold by the Sellers, are hereinafter referred to as the "Securities."

                  2. REPRESENTATIONS AND WARRANTIES.

                  (a) Representations and Warranties of the Company. The Company represents and warrants to and agrees with you that:

                      (i) A registration statement on Form S-3 (File No. 33-63523) with respect to the Securities being offered by the Company, including a prospectus, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "1933 Act Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, has been filed with the Commission and has been declared effective. Such registration statement and prospectus may have been amended or supplemented prior to the date of this Underwriting Agreement; any such amendment or supplement was so prepared and filed, and any such amendment filed after the effective date of such registration statement has been declared effective. No stop order suspending the effectiveness of the registration statement has been issued, and no proceeding for that purpose has been instituted or threatened by the Commission. A prospectus supplement (the "Prospectus Supplement") setting forth the terms of the offering, sale and plan of distribution of the Securities being offered by the Company and additional information concerning the Company and its business and the Sellers has been or will be so prepared and will be filed pursuant to Rule 424(b) of the 1933 Act Rules and Regulations on or before the second business day after the date hereof (or such earlier time as may be required by the 1933 Act Rules and Regulations). Copies of such registration statement and prospectus, any such amendments or supplements and all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Underwriting Agreement (including one fully executed copy of the registration statement and of each amendment thereto for you and for your counsel) have been delivered or made available to you and your counsel. Such registration statement, as it may have heretofore been amended, is referred to herein as the "Registration Statement," and the final form of prospectus included in the Registration Statement, as supplemented by the Prospectus Supplement, is referred to herein as the "Prospectus." Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement or Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein. For purposes of this Underwriting Agreement, all references to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering Analysis and Retrieval
         System (EDGAR), and such copy shall be identical to any Prospectus delivered to you for use in connection with the offering of the Securities by the Company.

                        (ii) Each part of the Registration Statement (excluding any prospectus supplement with respect to an offering of securities other than the offering of the Common Stock by the Company contemplated hereby), when such part became or becomes effective, and the Prospectus and any amendment or supplement to such Registration Statement or such Prospectus, on the date of filing thereof with the Commission and at the Closing Date (as hereinafter defined), and, if later, at an Option Closing Date (as hereinafter defined) conformed or will conform in all material respects with the requirements of the Act and the 1933 Act Rules and Regulations; each part of the Registration Statement



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         (excluding any prospectus supplement with respect to an offering of securities other than the offering of the Common Stock by the Company contemplated hereby), when such part became or becomes effective did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the Closing Date, and, if later, at an Option Closing Date, did not or will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements in, or omissions from, any such document in reliance upon, and in conformity with, written information concerning you that was furnished to the Company by you specifically for use in the preparation thereof.

                       (iii) The documents incorporated by reference in the Registration Statement, the Prospectus and any amendment or supplement to such Registration Statement or such Prospectus, when they became or become effective under the Act or were or are filed with the Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the case may be, conformed or will conform in all material respects with the requirements of the Act, the 1933 Act Rules and Regulations, the Exchange Act and the rules and regulations of the Commission thereunder (the "Exchange Act Rules and Regulations"), as applicable.

                        (iv) The consolidated financial statements of the Company, together with the related schedules and notes thereto, set forth or included or incorporated by reference in the Registration Statement and Prospectus fairly present, in all material respects, the financial condition of the Company and its consolidated subsidiaries as of the dates indicated and the results of operations, changes in financial position, stockholders' equity and cash flows for the periods therein specified, in conformity with generally accepted accounting principles ("GAAP") consistently applied throughout the periods involved (except as otherwise stated therein and except for changes in GAAP). In addition, any pro forma financial statements of the Company, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly, in all material respects, the information provided therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the basis described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.



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                         (v) Arthur Andersen LLP, whose reports are incorporated
         by reference in the Registration Statement, are and, during the periods covered by their reports, were independent public accountants as required by the Act and the 1933 Act Rules and Regulations.

                        (vi) The only subsidiaries (as defined in the 1933 Act Rules and Regulations) of the Company are the subsidiaries listed on Schedule B hereto (the "Subsidiaries"). The Company and each of its Subsidiaries has been duly incorporated or formed, as the case may be, and is an existing corporation, general or limited partnership or other business entity, as the case may be, in good standing under the laws of its jurisdiction of incorporation or formation, as the case may be. The Company and each of its Subsidiaries has full power and authority (corporate and other) to conduct its business as described in the Registration Statement and Prospectus, and is duly qualified or registered to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification or registration, except where the failure to be so qualified or registered, considering all such cases in the aggregate, would not have a material adverse affect on the business, properties, financial position or results of operations of the Company and its Subsidiaries taken as a whole; and, other than the Subsidiaries, the Company owns no stock or other beneficial interest in any corporation, partnership, joint venture or other business entity which is a controlling interest in such entity or which interests are, individually or collectively, material to the Company and its Subsidiaries on a consolidated basis.

                       (vii) All of the issued and outstanding capital stock or ownership interests of each Subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and, other than 99 shares of the Class A (voting) common stock of IRT Capital Corporation (the "IRT Capital Voting Stock") and 396 shares of Class B common stock of IRT Capital Corporation (the "IRT Capital Class B Stock"), is wholly owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except as otherwise stated in IRT Capital Corporation's articles of incorporation, by-laws and other governing documents. The IRT Capital Voting Stock and the IRT Capital Class B Stock not owned by the Company has been duly authorized and validly issued, is fully paid and nonassessable and is owned by certain individuals without transfer restrictions (other than those arising under the Act, the 1933 Act Rules and Regulations, the Exchange Act, the Exchange Act Rules and Regulations and state securities laws, as applicable; and except as otherwise stated in IRT Capital Corporation's articles of incorporation, by-laws and other governing documents).



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                      (viii) All of the issued and outstanding shares of capital stock of the Company (including the Securities being offered by the Sellers) have been duly authorized and are validly issued, fully paid and nonassessable by the Company and conform to the description thereof in the Prospectus. The stockholders of the Company have no preemptive rights with respect to the Common Stock.

                        (ix) The Securities being offered by the Company will be as of the Closing Date, and the Optional Securities (as hereinafter defined) will be as of the Option Closing Date, duly authorized by the Company for issuance and sale pursuant to this Underwriting Agreement; and when issued and delivered by the Company pursuant to this Underwriting Agreement against payment of the consideration therefor specified herein, will be validly issued, fully paid and nonassessable. The Securities conform to the description thereof in the Prospectus and will not be subject to any preemptive rights of any security holder of the Company.

                         (x) Except as contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company and its Subsidiaries have not incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, that are material to the Company and its Subsidiaries on a consolidated basis, there has not been any material change in the capital stock or structure, short-term debt or long-term debt of the Company or any material adverse change in the capital stock or structure, short-term debt or long-term debt of the Subsidiaries, or any material adverse change, or any development that is reasonably likely to involve a prospective material adverse change, in the condition (financial or other), business, prospects, net worth or results of operations of the Company and its Subsidiaries on a consolidated basis and, except for regular distributions with respect to the Common Stock, in amounts per share that are consistent with past practice or the Company's articles of incorporation or by-laws, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                        (xi) Except as set forth in the Prospectus, there is not pending or, to the knowledge of the Company, threatened any action, suit or proceeding to which the Company or any of its Subsidiaries is a party, or that any of its properties or other assets is the subject of, before or by any court or governmental agency or body, that is reasonably likely to result in any material adverse change in the condition (financial or other), business, prospects, net worth or results of operations of the Company and its Subsidiaries on a consolidated basis.



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                       (xii) During the period of at least the last 36 calendar
         months prior to the date of this Underwriting Agreement, the Company has timely filed with the Commission all documents and other material required to be filed pursuant to Sections 13, 14 and 15(d) under the Exchange Act.

                      (xiii) There are no contracts or documents of the Company that are required to be filed as exhibits to the Registration Statement or to any of the documents incorporated by reference therein by the Act or the Exchange Act or by the rules and regulations of the Commission thereunder that have not been so filed.

                       (xiv) This Underwriting Agreement has been duly authorized, executed and delivered by the Company.

                        (xv) The execution of this Underwriting Agreement and the consummation of the transactions contemplated herein will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any agreement or instrument to which the Company or its Subsidiaries is a party or by which they are bound or to which any of the property or other assets of the Company or its Subsidiaries are subject, except where such default(s) would not have a material adverse effect on the Company and its Subsidiaries on a consolidated basis, (ii) the articles of incorporation, by-laws, certificate of general or limited partnership, partnership agreement or other organizational document, as applicable, of the Company or its Subsidiaries, or (iii) any statute, order, rule or regulation of any court of governmental agency or body having jurisdiction over the Company or its Subsidiaries or any of their properties or other assets; no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Underwriting Agreement in connection with the issuance or sale of the Securities being offered by the Company, except such as may be required under the Act and applicable state securities laws (if any) or pursuant to the listing requirements of the New York Stock Exchange ("NYSE"); and the Company has full power and authority to authorize, issue and sell the Securities to be offered by it as contemplated by this Underwriting Agreement, free of any preemptive rights.

                       (xvi) The Company and its Subsidiaries are not in default under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or the evidence of indebtedness, lease, contract or other agreement or instrument to which they are a party or by which they or any of their properties or other assets are bound, the violation of which would individually or in the aggregate have a material adverse effect on the Company and its Subsidiaries on a consolidated basis, and no other party under any such agreement or instrument to which the Company or



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         its Subsidiaries are a party is, to the knowledge of the Company, in default thereunder where such default would have a material adverse effect on the Company and its Subsidiaries on a consolidated basis; and the Company and its Subsidiaries are not in violation of their respective articles of incorporation, by-laws, certificates of general or limited partnership, partnership agreements, or other organizational documents, as the case may be.

                      (xvii) The Company and each of its Subsidiaries have good and marketable title to all properties and assets described in the Prospectus as owned by them, free and clear of all liens, charges, encumbrances or restrictions, except as described in the Prospectus or where such exceptions do not have a material adverse effect on the Company and its Subsidiaries taken as a whole, and the Company and its Subsidiaries have valid, subsisting and enforceable leases for the properties described in the Prospectus as leased by the Company and its Subsidiaries with such exceptions, individually and in the aggregate, as do not interfere with the use made and proposed to be made of such properties by the Company and its Subsidiaries and would not have a material adverse effect on the Company and its Subsidiaries taken as a whole; except as set forth in Schedule C, no tenant under any of the leases pursuant to which the Company or its Subsidiaries lease their properties has an option or right of first refusal to purchase the premises demised under such lease; the use and occupancy of each of the properties of the Company and its Subsidiaries complies with all applicable codes and zoning laws and regulations with such exceptions, individually and in the aggregate, as would not have a material adverse effect on the Company and its Subsidiaries taken as a whole; the Company and its Subsidiaries have no knowledge of any pending or threatened condemnation or zoning change that will affect the size of, use of, improvement of, construction on, or access to any of the properties of the Company and its Subsidiaries with such exceptions, individually and in the aggregate, as would not have a material adverse effect on the Company and its Subsidiaries taken as a whole; and the Company and its Subsidiaries have no knowledge of any pending or threatened proceeding or action that will affect the size of, use of, improvements on, construction on, or access to any of the properties of the Company or its Subsidiaries with such exceptions, individually and in the aggregate, as would not have a material adverse effect on the Company and its Subsidiaries taken as a whole.

                     (xviii) The Company or its Subsidiaries (including its predecessors) have acquired title insurance with respect to each of the properties described in the Prospectus as being owned by the Company or its Subsidiaries, except, in each case, where the failure to maintain such title insurance is not reasonably likely to have a material adverse effect on the condition, financial or otherwise, or the earnings, business



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         affairs or business prospects of the Company and its Subsidiaries taken as a whole.

                       (xix) The mortgages and deeds of trust encumbering the properties and assets described or referred to in the Prospectus are not convertible into the equity of the Company or any Subsidiary.

                        (xx) Except as described, or incorporated by reference, in the Registration Statement and the Prospectus or included in the environmental reports reviewed by you or your counsel regarding the Company's properties, (i) there does not exist on any of the properties described in the Prospectus any hazardous substances, hazardous materials, toxic substances or waste materials (collectively, "Hazardous Materials") in unlawful quantities which, individually and in the aggregate, are reasonably likely to have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries taken as a whole, (ii) there has not occurred on or, to the Company's knowledge, off such properties any unlawful spills, releases, discharges or disposal of Hazardous Materials, which presence or occurrence is reasonably likely to have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries taken as a whole, and (iii) the Company and its Subsidiaries have not failed to comply with all applicable local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, sale, storage, handling, transport and disposal of any Hazardous Materials, except for such failures which are not reasonably likely to have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries taken as a whole.

                       (xxi) Property and casualty insurance in favor of each of the Company and its Subsidiaries is maintained with respect to each of the properties owned by each of them in an amount and on such items as is reasonable and customary for businesses of this type.

                      (xxii) Except for the Sellers, no holder of outstanding shares of capital stock of the Company has any rights to the registration of shares of capital stock of the Company which would or could require such securities to be included in the Registration Statement.

                     (xxiii) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as described therein, (i) there has not been any material adverse change in the business, results of operations, prospects or condition (financial or otherwise) of



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         the Company and its Subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business; and (ii) neither the Company nor any of its Subsidiaries has sustained any material loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree that materially and adversely affects the business, prospects, condition (financial or other), net worth or results of operations of the Company and its Subsidiaries taken as a whole.

                      (xxiv) The Company has filed all federal, state, local and foreign income tax returns which have been required to be filed and has paid all taxes indicated by said returns and all assessments received by it to the extent that such taxes have become due and payable, and which are not being contested by the Company in good faith.

                       (xxv) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Underwriting Agreement and the consummation of the transactions herein contemplated has been or will be obtained or made and is or at the Closing Date will be in full force and effect.

                      (xxvi) The Company and its Subsidiaries hold all material licenses, certificates and permits from governmental authorities which are necessary to the conduct of their businesses and are in compliance with the terms and conditions of such licenses, certificates and permits; and to the best of the Company's knowledge, the Company and its Subsidiaries have not infringed on any patents, patent rights, trade names, trademarks or copyrights, which infringement is reasonably likely to have a material adverse affect upon the business, prospects, condition (financial or other), net worth or results of operations of the Company and its Subsidiaries taken as a whole.

                     (xxvii) To the Company's knowledge, the Company and its Subsidiaries are conducting their respective businesses in compliance with all applicable laws, orders, rules and regulations of the jurisdictions in which they are conducting business, including, without limitation, the Americans with Disabilities Act of 1990 and all applicable local, state and federal employment, truth-in-advertising, franchising and immigration laws and regulations, except where the failure to be so in compliance would not have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole.



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                    (xxviii) To the Company's knowledge, no transaction has
         occurred between or among the Company and any of its officers or directors or any affiliate or affiliates of any such officer or director that is required by the Act or the 1933 Act Rules and Regulations to be described in and is not described or incorporated by reference in the Registration Statement and the Prospectus.

                      (xxix) Other than in connection with this Underwriting Agreement, the Company has not taken, nor will it take, directly or indirectly, any action designed to or which is reasonably expected to cause or result in, or which has constituted or which is reasonably expected to constitute, the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of any of the Securities.

                       (xxx) For all applicable tax years as to which the Company's tax returns are subject to audit and the Company is subject to assessment for taxes reportable therein, the Company has continuously been organized and operating in conformity with the requirements for qualification as the real estate investment trust under the Internal Revenue Code of 1986, as amended (the "Code"). The Company's present operations are consistent with the current requirements for taxation as a real estate investment trust under the Code. The Company has no intention of changing its operations or engaging in activities which would adversely affect its ability to qualify as a real estate investment trust.

                      (xxxi) Neither the Company nor any Subsidiary is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                     (xxxii) The Securities have been approved for listing, subject to official notice of issuance, on the NYSE or an application therefor has been filed with the NYSE.

                    (xxxiii) The Securities to be offered by the Sellers were registered pursuant to an effective registration statement under the Act and no further registration of such Securities is required under the Act to consummate the transactions contemplated by this Underwriting Agreement.

                  (b) Representations and Warranties of the Sellers. Each Seller, severally and not jointly, represents and warrants to and agrees with you and the Company that:

                         (i) Each Seller has reviewed the information contained in the Prospectus as it relates to each such Seller (which information is described in Section 6(b) of this Underwriting Agreement); and such Seller is not prompted to sell the Securities to be sold by such Seller hereunder by any nonpublic information concerning the Company or any Subsidiary.



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                        (ii) Each Seller has the full right, power and authority
         to enter into this Underwriting Agreement and to sell, transfer and deliver the Securities to be sold by such Seller hereunder. The execution and delivery of this Underwriting Agreement and the sale and delivery of the Securities to be sold by such Seller and the consummation of the transactions contemplated herein and compliance by such Seller with its obligations hereunder have been duly authorized by each such Seller and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities to be sold by such Seller pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which such Seller is a party or by which such Seller may be bound, or to which any of the property or assets of such Seller is subject, nor will such action result in any violation of the provisions of the charter or by-laws or other organizational instrument of such Seller or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over such Seller or any of its properties or other assets.

                       (iii) Such Seller has and will at the Closing Date have good and marketable title to the Securities to be sold by such Seller hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind, other than pursuant to this Underwriting Agreement; and upon delivery of such Securities and payment of the purchase price therefor as herein contemplated you will receive good and marketable title to the Securities purchased by you from such Seller, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind (assuming you have no knowledge of any pledge, lien, security interest, charge, claim, equity or encumbrance thereof).

                        (iv) Other than the execution of this Underwriting Agreement, such Seller has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                         (v) No filing with, or consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by each Seller of its obligations hereunder, or in connection with the sale and delivery of the Securities hereunder or the



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         consummation of the transactions contemplated by this Agreement, except such as may have previously been made or obtained or as may be required under federal or state securities laws.

                        (vi) Certificates for all of the Securities to be sold by or on behalf of such Seller pursuant to this Underwriting Agreement, in suitable form for transfer, by delivery or accompanied by duly executed instruments of transfer or assignment in blank, have been delivered to you on or prior to the date hereof; provided, however, if the necessary signature guarantees with respect to the foregoing instruments or assignments have not been delivered to you on or prior to the date of this Underwriting Agreement, then such signature guarantees shall be delivered no later than date following the date of this Underwriting Agreement.

                       (vii) Neither such Seller nor any of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of the By-laws of the National Association of Securities Dealers, Inc. ("NASD") any member firm of the NASD.

                      (viii) None of the Sellers is an "affiliate" of the Company within the meaning of the Act.

                  3. PURCHASE, SALE AND DELIVERY OF SECURITIES.

                  On the basis of the representations, warranties and agreements contained herein, but subject to the terms and conditions set forth herein, the Company agrees to issue and sell to you, and you agree to purchase from the Company, the 4,000,000 shares of Common Stock being offered by the Company at a purchase price of $11.25 per share before the deduction of an underwriting discount equal to 5% (the "Purchase Price").

                  On the basis of the representations, warranties and agreements contained herein, but subject to the terms and conditions set forth herein, the Sellers, acting severally and not jointly, agree to sell to you and you agree to purchase from the Sellers, 358,315 shares of Common Stock at the Purchase Price (per share).

                  The Securities to be purchased by you will be delivered by the Company and each Seller, to you at your office at 1285 Avenue of the Americas, New York, New York 10019, in accordance with the terms of this Underwriting Agreement and against payment of the purchase price therefor by wire transfer of same day funds payable (i) to the order of the Company in the amount of $ 42,750,000 at the bank account designated in writing by the Company at least one day prior to the Closing Date and (ii) to the order of each Seller in the amounts listed on Schedule A (net of any expenses, costs or reimbursements owed by the Sellers hereunder), at the bank account designated in writing by each such Seller at least one day prior to the Closing Date, at 10:00 a.m., New York time, on January 14, 1997, or at such other time not later than eight full business days thereafter as you and the Company may mutually agree, such time being herein referred to as the "Closing Date." If requested by you, the Securities offered by the Company will be prepared in definitive form and in such authorized denominations and registered in such names as you may request upon at least two business days' prior notice to the Company and will be made available for checking and packaging at your office at least one business day prior to the Closing Date.

                  4. COVENANTS.

                  (a) The Company and the Sellers (as and to the extent specified below), severally and not jointly, covenant and agree with you that:

                         (i) The Company will cause the Prospectus Supplement to be filed as required by Section 2(a)(i) hereof (but only if you or your counsel have not reasonably objected thereto by notice to the Company after having been furnished a copy a reasonable time prior to filing) and will notify you promptly of such filing. During the period in which a prospectus relating to the Securities is required to be delivered under the Act, the Company will notify you promptly of the time when any subsequent amendment to the Registration Statement has become effective or any subsequent supplement to the Prospectus has been filed and of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or for additional information; the Company will prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement or Prospectus that, in your opinion, may be necessary or advisable in connection with your distribution of the Securities; and the Company will file no amendment or supplement to the Registration Statement or Prospectus (other than any prospectus supplement relating to the offering of other securities registered under the Registration Statement or any document required to be filed under the Exchange Act that upon filing is deemed to be incorporated by reference therein) to which you or your counsel shall reasonably object by notice to the Company after having been furnished a copy a reasonable time prior to the filing.

                        (ii) The Company will advise you, promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification or registration of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

                       (iii) The Company will comply with all requirements imposed upon it by the Act, the 1933 Act Rules and Regulations, the Exchange Act and the Exchange Act Rules and Regulations as from time to time in force, so far as necessary to permit the continuance of sales of, or dealings in, the Securities as contemplated by the provisions hereof and the Prospectus. If during such period any event occurs as a result of which, in the opinion of your counsel, the Registration Statement contains an untrue statement of a material fact or omits to state a material fact required to be based therein or necessary to make the statements therein not misleading or the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or Prospectus to comply with the Act, the Company will promptly notify you and will amend or supplement the Registration Statement or Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

                        (iv) The Company will furnish to you copies of the Registration Statement, the Prospectus (including all documents incorporated by reference therein) and all amendments and supplements to the Registration Statement and Prospectus that are filed with the Commission during the period in which a prospectus relating to the Securities is required to be delivered under the Act (including all documents filed with the Commission during such period that are deemed to be incorporated by reference therein), in each case as soon as available and in such quantities as you may from time to time reasonably request.

                         (v) During the period of five years commencing on the date upon which Prospectus Supplement is filed pursuant to Rule 424(b) under the Act, the Company will furnish you with copies of filings of the Company under the Act and Exchange Act and with all other financial statements and reports it distributes generally to the holders of any class of its capital stock.

                        (vi) The Company will make generally available to its security holders as soon as practicable and in the manner contemplated by Rule 158 of the 1933 Act Rules and Regulations, but in any event not later than 15 months after the end of the Company's current fiscal quarter, an earning statement (which need not be audited) covering a 12-month period beginning after the date upon which the Prospectus Supplement is filed pursuant to Rule 424(b) under the Act that shall satisfy the provisions of Section 11(a) of the Act and

         Rule 158 of the 1933 Act Rules and Regulations and will advise you in writing when such statement has been made available.

                       (vii) (1) Whether or not the transactions contemplated by this Underwriting Agreement are consummated or this Underwriting Agreement is terminated, the Company and the Sellers will pay, or reimburse if paid by you, all costs and expenses incident to the performance of the obligations of the Company and the Sellers under this Underwriting Agreement, including but not limited to costs and expenses of or relating to (A) the preparation, printing and filing of the Registration Statement and exhibits thereto, the Prospectus and any amendment or supplement to the Registration Statement or the Prospectus, (B) the preparation and delivery of certificates representing the Securities, (C) the word processing and reproduction of this Underwriting Agreement, (D) the costs incurred by the Company in furnishing (including costs of shipping, mailing and courier) such copies of the Registration Statement, the Prospectus and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Securities by you or by dealers to whom Securities may be sold, (E) the listing of the Securities on the NYSE,
         (F) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of such jurisdictions designated by you, including the reasonable fees, disbursements and other charges of your counsel in connection therewith, and the preparation of a Blue Sky memoranda, (G) counsel to the Company, (H) the transfer agent for the Securities and (I) Arthur Andersen LLP or any other accountants engaged by the Company in connection with the offering of the Securities. The Sellers shall pay and reimburse the Company on the Closing Date $15,000 as their share of all costs and expenses payable by the Company and the Sellers hereunder (such amount to be deducted by you from the amounts payable to the Sellers hereunder and remitted by you to the Company); provided, however, the Sellers shall not be responsible for any payment or reimbursement to the Company if this Underwriting Agreement is terminated, in accordance with its terms, other than as a result of any action or inaction by the Sellers.

                                  (2) The Sellers, jointly and severally, also
         will pay all expenses incident to the performance of their respective obligations under, and the consummation of the transactions contemplated by this Underwriting Agreement, including any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Securities by such Sellers to you.

                      (viii) If this Underwriting Agreement shall be terminated pursuant to any of the provisions hereof or if for any reason the Company or the Sellers shall be unable to perform their obligations hereunder, the Company will reimburse you for all out-of-pocket expenses (including the reasonable fees, disbursements and other charges of your counsel) incurred by you in connection herewith. In the event that any Seller does not perform its obligations hereunder when due or if any of Seller's representations, warranties or covenants are breached or unfulfilled, all of the Seller's registration and resale rights, granted by the Company with respect to shares of Common Stock shall terminate and be of no further force or effect. The Seller's obligations under this paragraph shall be joint and several among the Sellers. The obligations of the Company, on the one hand, and the Sellers, on the other, shall be several and not joint.

                        (ix) Other than in connection with this Underwriting Agreement, the Company and the Sellers will not at any time, directly or indirectly, take any action designed to, or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization of the price of the Common Stock to facilitate the sale or resale of any of the Securities.

                         (x) The Company will apply the net proceeds to the Company from the sale of the Securities by the Company as set forth under the caption "Use of Proceeds" in the Prospectus Supplement.

                        (xi) (1) The Company, its executive officers and the members of its Board of Directors will not, directly or indirectly, offer, sell, contract to sell, grant any option to sell, or otherwise dispose of any shares of capital stock of the Company or securities convertible into or exchangeable for, or any rights to purchase or acquire, shares of capital stock of the Company, except for (A) the grant or exercise of stock options in reasonable amounts in the ordinary course of the Company's business, (B) shares of capital stock of the Company issuable for the purpose of the repurchase, redemption or conversion of, or the exchange for, the Company's 7.3% Convertible Subordinated Debentures, in whole or in part, (C) shares of Common Stock issuable pursuant to the Company's dividend reinvestment plan, and (D) shares of capital stock issuable in connection with the acquisition, directly or indirectly, of additional properties, prior to the expiration of 90 days from the date of this Underwriting Agreement without your prior written consent.

                             (2) Other than in connection with this Underwriting Agreement, the Sellers will not, directly or indirectly, offer, sell, contract to sell, grant any option to sell or otherwise dispose of any shares of capital stock of the Company or securities convertible into or exchangeable for, or any rights to purchase or acquire, shares of capital stock of the Company, prior to the expiration of 90 days from the date of this Underwriting Agreement without your prior written consent.

                       (xii) The Company will continue to elect to qualify as a "real estate investment trust" under the Code, and will use its best efforts to continue to meet the requirements to qualify as a "real estate investment trust."

                  (b) The Sellers, severally and jointly, covenant and agree with you and the Company that if the Prospectus as amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading solely with respect to any information contained therein regarding the Sellers (which information is described in Section 6(b) of this Underwriting Agreement), the Sellers will promptly notify you and the Company in order to permit the Company to amend or supplement the Prospectus (at the Sellers' expense) so as to correct such statement or omission.

                  5. CONDITIONS OF UNDERWRITER'S OBLIGATIONS. Your obligation to purchase and pay for the Securities as provided herein shall be subject to the accuracy, as of the date hereof and the Closing Date (as if made at the Closing
Date), of the representations and warranties of the Company and Sellers herein, to the performance by the Company and Sellers of their respective obligations hereunder and to the following additional conditions:

                           (a) The Prospectus shall have been filed by the Company as required by Section 2(a)(i) hereof; and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been instituted or, to your knowledge or the knowledge of the Company, threatened by the Commission, nor, to your knowledge or the knowledge of the Company, has any state securities authority suspended the qualification or registration of the Securities for offering or sale in any jurisdiction, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of you and your counsel.

                           (b) You shall not have advised the Company that the Registration Statement, or any amendment thereto, contains an untrue statement of fact that in the reasonable opinion of you or your counsel is material or omits to state a fact that in the opinion of you or your counsel is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact that in the opinion of you and your counsel is material or is necessary, in the light of the circumstances under which they were made, to make the statements therein not misleading and which statement has not been or is not being corrected to your satisfaction.

                           (c) Except as contemplated in the Prospectus
         Supplement, subsequent to the respective dates as of which information is included or incorporated in the Registration Statement, the Prospectus and the Prospectus Supplement, there shall not have been any change, on a consolidated basis, in the equity capitalization, short-term debt or long-term debt of the Company, or any adverse change, or any development involving a prospective adverse change, in the condition (financial or other), business, prospects, net worth or results of operations of the Company and its Subsidiaries taken as a whole or any adverse change in the rating assigned to any securities of the Company, that, in your judgment, makes it impractical or inadvisable to offer or deliver the Securities on the terms and in the manner contemplated in the Prospectus.

                           (d) You shall have received the opinion of Alston & Bird, counsel for the Company, dated the Closing Date, in form and substance reasonably satisfactory to your counsel to the effect that:

                                  (i) The Company has been duly incorporated and
                  is validly existing as a corporation and in good standing under the laws of its jurisdiction of incorporation, has full corporate power and authority to conduct its business as described in the Registration Statement and Prospectus, and is duly qualified or registered to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification or registration, except where the failure to be so qualified or registered, considering all such cases in the aggregate, is not reasonably likely to have a material adverse effect on the business, properties, financial position or results of operations of the Company and its Subsidiaries taken as a whole;

                                 (ii) The Company has authorized and issued
                  capital stock as set forth in its Quarterly Report on Form 10-Q for the quarter ended September 30, 1996; the certificates evidencing the Securities are in due and proper legal form and have been duly authorized for issuance by the Company; and all of the outstanding shares of capital stock of the Company are fully paid and nonassessable and none of them was issued in violation of any preemptive or other similar right. The Securities offered by the Company have been duly authorized by the Company for issuance and sale and when issued and sold pursuant to this Underwriting Agreement will be duly and validly issued, fully paid and nonassessable and none of them will have been issued in violation of any preemptive or other similar right. The Securities offered by the Sellers have been duly authorized and have been fully paid and are non-assessable. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and, to the knowledge of such counsel, no commitment, plan or arrangement to issue, any share of capital stock of the Company or any security convertible into, exercisable for, or exchangeable for capital stock of the Company. Except for the Sellers, no holder of any security of the Company has the right to have any security owned by such holder included for registration in the Registration Statement or to demand registration of any security owned by such holder during the 180 days after the date of this Agreement. The Common Stock and the Securities offered by the Company conform, or will conform, in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus. The form of certificate used to evidence the Securities offered by the Company is in due and proper form and complies with all applicable statutory requirements, with any applicable requirements of the Company's organizational documents and with the requirements of the NYSE.

                                (iii) The Registration Statement has become
                  effective under the Act, the Prospectus Supplement has been filed as required by Section 2(a) hereof and, to the best knowledge of such counsel, after due inquiry, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission;

                                 (iv) Each part of the Registration Statement,
                  when such part became effective, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the Closing Date, complied as to form in all material respects with the requirements of the Act and the 1933 Act Rules and Regulations, and such counsel has no reason to believe that either (A) any part of the Registration Statement (excluding any prospectus supplement with respect to an offering of securities other than the offering of the Common Stock by the Company contemplated hereby), when such part became effective or was filed under the Act or the Exchange Act, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission or at the Closing Date, included an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the documents incorporated by reference in the Registration Statement or Prospectus or any amendment or supplement thereto, when they became effective under the Act or were filed with the Commission under the Act or the Exchange Act, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; it being understood that such counsel need express no opinion as to (i) the financial statements or other financial data included in any documents mentioned in this clause and (ii) any information regarding the Sellers except as expressly provided herein;

                                  (v) This Underwriting Agreement has been duly
                  authorized, executed and delivered by the Company; the execution, delivery and performance of this Underwriting Agreement and the consummation of the transactions contemplated herein will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, the articles of incorporation or by-laws of the Company;

                                 (vi) For all applicable tax years as to which
                  the Company's tax returns are subject to audit and the Company is subject to assessment for taxes reportable therein, the Company has continuously been organized and operated in conformity with the requirements for qualification as a "real estate investment trust" under the Code. The Company's method of operation will permit it to continue to meet the requirements for taxation as a "real estate investment trust" under the Code. The summary description of the federal income tax treatment described in the Prospectus under the caption "Taxation" is accurate in material respects;

                                (vii) The agreements of the Company, its
                  executive officers and the members of its Board of Directors delivered pursuant to Section 4(a)(xi) hereof have been duly and validly executed and delivered by such parties and constitute the legal, valid and binding obligation of each such party enforceable against each such party in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles;

                               (viii) The Company is not subject to the
                  provisions of Section 14-2-1131 through 14-2-1133 of the Georgia Business Corporation Code;

                                 (ix) Neither the Company nor any of its
                  Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                                  (x) The Securities to be offered by the
                  Sellers were registered pursuant to an effective registration statement under the Act and no further registration of such Securities is required under the Act to consummate the transactions contemplated by this Underwriting Agreement.

                           (e) You shall have received the opinion of Ben Jones, Esq., Executive Vice President of the Company, dated the Closing Date, in form and substance satisfactory to your counsel to the effect that:

                                  (i) All of the issued and outstanding shares
                  of capital stock of the Company have been duly and validly authorized and have been duly and validly issued;

                                 (ii) Each of the Subsidiaries has been duly
                  incorporated or formed, as the case may be, and is validly existing as a corporation, general or limited partnership or other legal entity, as the case may be, and in good standing under the laws of its jurisdiction of incorporation or formation, as the case may be, has full power (corporate or other) and authority to conduct its business as described in the Registration Statement and Prospectus, and is duly qualified or registered to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification or registration, except where the failure to be so qualified or registered, considering all such cases in the aggregate, is not reasonably likely to have a material adverse effect on the business, financial position or results of operations of the Company and its Subsidiaries taken as a whole;

                                (iii) The descriptions in the Registration
                  Statement and Prospectus of statutes, legal and governmental proceedings, contracts and other documents are accurate and fairly present, in all material respects, the information required to be shown; and such counsel does not know of any statutes or legal or governmental proceedings required to be described in the Prospectus that are not described as required, or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus (or required to be filed under the Exchange Act if upon such filing they would be incorporated by reference therein) or to be filed as exhibits to the Registration Statement that are not described and filed as required;

                                 (iv) The execution, delivery and performance of
                  this Underwriting Agreement and the consummation of the transactions contemplated herein will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (A) any statute, indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or the evidence of indebtedness, lease, contract or other agreement or instrument to which the Company or its Subsidiaries are a party or by which they are bound or to which any of the property or other assets of the Company or its Subsidiaries is subject, (B) the articles of incorporation, by-laws, certificate of general or limited partnership, partnership agreement or other organizational document of the Company or any of its Subsidiaries, as applicable, or (C) any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or its Subsidiaries or any of their properties or other assets; and no consent, approval, authorization, notice to, order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Securities by the Company, except such as have been obtained under the Act or obtained from the NYSE or the absence of which would not have a material adverse effect upon the business, prospects, condition (financial or other), net worth or results of operations of the Company audits and its Subsidiaries taken as a whole;

                                  (v) Neither the Company nor any of its
                  Subsidiaries is in violation of any term or provision of their respective articles of incorporation, by-laws, certificate of general or limited partnership, partnership agreement or other organizational document, as applicable, or in violation of or default under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or evidence of indebtedness, lease, contract, permit, judgment, decree, order, statute, rule or regulation, except where such default would not have a material adverse effect on the Company and its Subsidiaries on a consolidated basis; and

                                 (vi) There is no litigation or governmental or
                  other proceeding or investigation, before any court or before or by any public body or board pending or, or to such counsel's knowledge, threatened against, or involving the assets, properties or businesses of, the Company or any of its Subsidiaries, involving the Company's or any of its Subsidiaries' officers or directors or to which any of the Company's or any of its Subsidiaries' properties or other assets is subject which would have a material adverse effect upon the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole.

                           (f) You shall have received the opinion of Tenzer Greenblatt LLP, counsel for the Sellers, dated the Closing Date and addressed to you and the Company, in form and substance reasonably satisfactory to your counsel and the Company's counsel to the effect that:

                                  (i) To the best of our knowledge, no filing
                  with, or consent, approval, authorization, license, order, registration, qualification or decree of any court or governmental authority or agency, domestic or foreign, is necessary or required to be obtained by the Sellers for the performance by each Seller of its obligations under this Underwriting Agreement, or in connection with the offer, sale or delivery of the Securities offered by the Sellers, except such as may have previously been made or obtained or as may be required under federal or state securities laws;

                                 (ii) This Underwriting Agreement has been duly
                  authorized, executed and delivered by or on behalf of each Seller;

                                (iii) To the best of our knowledge, none of the
                  Sellers is an affiliate of the Company within the meaning of the Act;

                                 (iv) The execution, delivery and performance of
                  this Underwriting Agreement and the sale and delivery of the Securities and the consummation of the transactions contemplated in this Underwriting Agreement and compliance by each Seller and with its obligations under this Underwriting Agreement have been duly authorized by all necessary action on the part of the Sellers and will not result in any violation of the provisions of the charter or by-laws of the Sellers and, to the best of our knowledge, do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities to be sold by the Sellers pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other instrument or agreement to which any Seller is a party or by which it may be bound, or to which any of the property or assets of the Seller may be subject, or, to the best of our knowledge, any law, administrative regulation, judgment or order of any governmental agency or body or any administrative or court decree having jurisdiction over such Seller or any of its properties or other assets, except under federal or state securities laws; and

                                  (v) To the best of our knowledge, (a) each
                  Seller has valid and marketable title to the Securities to be sold by such Seller pursuant to this Underwriting Agreement, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind (assuming you have no knowledge of any pledge, lien, security interest, charge, claim, equity or encumbrance thereof), (b) each of the Sellers has full right, power and authority to sell, transfer and deliver such Securities pursuant to this Underwriting Agreement, and (c) delivery of a certificate or certificates therefor such Seller will transfer to you such Securities pursuant to this Underwriting Agreement valid and marketable title to such Securities, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind (assuming you have no knowledge of any pledge, lien, security interest, charge, claim, equity or encumbrance thereof).

                           (g) You shall have received from Rogers & Wells, your counsel, such opinion or opinions, dated the Closing Date, with respect to the organization of the Company, the validity of the Securities, the Registration Statement, the Prospectus and other related matters as you reasonably may request, and such counsel shall have received such papers and information as they request to enable them to pass upon such matters.

                           (h) At the time of execution of this Agreement and at the Closing Date, you shall have received a letter, dated the date of delivery thereof, from Arthur Andersen LLP, the independent public accountants of the Company, in the form previously agreed to by you.

                           (i) You shall have received from the Company a certificate, signed by the President or a Vice President and by the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that, to the best of their knowledge based upon reasonable investigation:

                                  (i) The representations and warranties of the
                  Company in this Underwriting Agreement are true and correct, as if made at and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                                 (ii) No stop order suspending the effectiveness
                  of the Registration Statement has been issued, and no proceeding for that purpose has been instituted or is threatened by the Commission and, if applicable, no state securities authority has suspended the qualification or registration of the Securities for offering or sale in any jurisdiction;

                                (iii) Since the effective date of the
                  Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or Prospectus that has not been so set forth, and there has been no document required to be filed under the Exchange Act and the Exchange Act Rules and Regulations that upon such filing would be deemed to be incorporated by reference in the Prospectus that has not been so filed;

                                 (iv) Since the respective dates as of which
                  information is given in the Registration Statement and the Prospectus, (A) there has not been, and no development has occurred which could reasonably be expected to result in, a material adverse change in the general affairs, business, business prospects, properties, management, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus and (B) neither the Company nor any of its Subsidiaries has sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus; and

                                  (v) such other matters as you may reasonable
                  request.

                           (j) On the Closing Date, you shall have received a certificate from each Seller, dated as of the Closing Date, to the effect that (i) the representations and warranties of such Seller contained in Section 2(b) hereof are true and correct in all respects with the same force and effect as though expressly made at and as of the Closing Date and (ii) such Seller has complied in all material respects with all agreements and all conditions on its part to be performed under this Underwriting Agreement at or prior to the Closing Date.

                           (k) On or prior to the Closing Date, you shall have received the executed agreements referred to in Section 4(a)(xi).

                           (l) Prior to the Closing Date, the Securities shall have been duly authorized for listing by the NYSE upon official notice of issuance.

                           (m) All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you and your counsel. The Company and/or each Seller will furnish you with such conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request.

                  6. INDEMNIFICATION AND CONTRIBUTION.

                  (a) The Company agrees to indemnify and hold harmless you and your directors, officers, employees, agents and representatives and each person, if any, who controls you within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and each Seller, its respective directors, officers, employees, agents and representatives and each person, if any, who controls such Seller within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, liabilities, expenses and damages (including, but not limited to, any and all investigative, legal and other expenses reasonably incurred in connection with, and any and all amounts paid in settlement of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), as and when incurred to which you, each Seller or any such person, may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or in any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, or in any application or other document executed by or on behalf of the Company or based on written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the securities or blue sky laws thereof or filed with the Commission, (ii) the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading or (iii) any act or failure to act or any alleged act or failure to act by you in connection with, or relating in any manner to, the Securities or the offering contemplated hereby, and which is included as part of, or referred to in, any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent it is finally determined by the Commission or a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by you through your gross negligence or willful misconduct); provided that the Company will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Securities in the public offering to any person and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to (i) you furnished in writing to the Company by you expressly for inclusion in the Registration Statement or the Prospectus or (ii) the Sellers furnished to the Company by the Sellers expressly for inclusion in the Prospectus (which information is described in Section 6(b)). You confirm to the Company, and the Company acknowledges that only the following information appearing in the Prospectus with respect to the public offering of the Securities has been furnished to the Company by you for use in the Prospectus: (i) your name contained on the cover page and back cover page of the Prospectus Supplement; (ii) the last full paragraph contained on the cover page of the Prospectus Supplement; (iii) the stabilization legend on the inside front cover page of the Prospectus Supplement; and (iv) the information in the second paragraph under the caption "Underwriting" in the Prospectus Supplement. This indemnity agreement will be in addition to any liability that the Company might otherwise have.

                  (b) The Sellers, severally and not jointly, will indemnify and hold harmless you and the Company, your and the Company's directors, officers, employees, agents and representatives, and each person, if any, who controls you and the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, liabilities, expenses and damages (including, but not limited to, any and all investigative, legal and other expenses reasonably incurred in connection with, and any and all amounts paid in settlement of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), as and when incurred to which you, the Company or any such person, may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or any amendment or supplement to the Prospectus, (ii) the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading or (iii) any act or failure to act or any alleged act or failure to act by you in connection with, or relating in any manner to, the Securities offered by the Sellers or the offering contemplated hereby, and which is included as part of, or referred to in, any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Sellers shall not be liable under this clause (iii) to the extent it is finally determined by the Commission or a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by you or the Company through your or their gross negligence or willful misconduct); but only insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to the Sellers furnished to the Company by the Sellers in writing expressly for use in the Prospectus. The Sellers confirm to the Company, and the Company acknowledges, that only the following information appearing in the Prospectus with respect to the public offering of Securities has been furnished to the Company by the Sellers for use in the
Prospectus: (i) the number of Securities being offered by Sellers contained on the cover page of the Prospectus Supplement; (ii) the number of Securities being offered by Sellers contained in footnote (1) under the caption "Prospectus Supplement Summary -- The Offering" in the Prospectus Supplement; and (iii) the information directly relating to the Sellers in the first, fourth and fifth paragraphs under the caption "Underwriting" in the Prospectus Supplement. This indemnity agreement will be in addition to any liability that the Sellers might otherwise have. Notwithstanding any other provision of this Section 6(b), in no case shall the Sellers be liable or responsible for any amount in excess of the net proceeds received by them in connection with the sale of the Securities being offered by them hereunder.

                  (c) You will indemnify and hold harmless the Company, its directors, officers, employees, agents and representatives, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act, and each Seller, its directors, officers, employees, agents and representatives and each person, if any, who controls any Seller within the meaning of Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to you, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to you furnished in writing to the Company by you expressly for use in the Registration Statement or the Prospectus. This indemnity will be in addition to any liability that you might otherwise have. Notwithstanding any other provision of this
Section 6(c), in no case shall you be liable or responsible for any amount in excess of the underwriting discounts and commissions received by you.

                  (d) Any party that proposes to assert the right to be indemnified under this Section 6 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 6, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 6 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (iii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (iv) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one additional firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld); provided, however, no indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 6 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent includes an unconditional full release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding. Notwithstanding any other provision of this Section 6(d), if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement effected without its written consent if (x) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (y) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (z) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

                  (e) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 6 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company, the Sellers or you, the Company, the Sellers and you will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company and the Sellers, respectively, from persons other than you who may be liable for contribution) to which the Company, the Sellers and you may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand, the Sellers on the other, and you on the other. The relative benefits received by the Company on the one hand, the Sellers on the other, and you on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Sellers bear to the total underwriting discounts and commissions received by you, in each case as set forth in the table on the cover page of the Prospectus Supplement. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company on the one hand, the Sellers on the other, and you on the other with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Sellers or you, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Sellers and you agree that it would not be just and equitable if contributions pursuant to this Section 6(e) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 6(e) shall be deemed to include, for purpose of this Section 6(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 6(e), you shall not be required to contribute any amount in excess of the underwriting discounts and commissions received by you, the Sellers shall not be required to contribute any amount in excess of the net proceeds received by them and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6(e), any person who controls a party to this Underwriting Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer and director of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 6(e), will notify any party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 6(e). Except for a settlement entered into pursuant to the last sentence of Section 6(d) hereof, no party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

                  (f) The indemnity and contribution agreements contained in this Section 6 shall remain operative and in full force and effect regardless of
(i) any investigation made by or on behalf of you, (ii) acceptance of the Securities and payment therefor or (iii) any termination of this Underwriting Agreement. The indemnity and contribution obligations of the Company and of the Sellers under this Section 6 are several and not joint.

                  7. REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements of the Company and the Sellers contained herein or in certificates delivered pursuant hereto, and your agreements contained in Section 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of you or any controlling persons, or the Company or any of its officers, directors or controlling persons, or the Sellers or any of their controlling persons, and shall survive delivery of and payment for the Securities hereunder.

                  8. TERMINATION. You shall have the right by giving notice as hereinafter specified at any time at or prior to the Closing Date, to terminate this Underwriting Agreement if (i) the Company and the Sellers shall have failed, refused or been unable, at or prior to the Closing Date, to perform any agreement on its part to be performed hereunder, (ii) any other condition of your obligations hereunder is not fulfilled when due, (iii) trading on the NYSE shall have been wholly suspended, (iv) minimum or maximum prices for trading shall have been fixed for the Common Stock, or maximum ranges for prices for the Common Stock shall have been required on the NYSE by the NYSE or by order of the Commission or any other governmental authority having jurisdiction, (v) a banking moratorium shall have been declared by federal or New York authorities, or (vi) an outbreak of major hostilities in which the United States is involved, a declaration of war by Congress, any other substantial national or international calamity or any other event or occurrence of a similar character shall have occurred since the execution of this Agreement that, in your judgment, makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Securities. Any such termination shall be without liability of any party to any other party with respect to Securities not purchased by reason of such termination except that the provisions of Sections 4(a)(vii) and 6 hereof shall at all times be effective. If you elect to terminate this Underwriting Agreement as provided in this Section, the Company and the Sellers shall be notified promptly by you by telephone, telex or telecopy, confirmed by letter.

                  9. NOTICES. All notices or communications hereunder shall be in writing and if sent to you shall be mailed, delivered, telexed or telecopied and confirmed to you at 1285 Avenue of the Americas, New York, New York 10019,
Attention: Corporate Finance Department (with copy to Jay L. Bernstein, Esq., c/o Rogers & Wells, 200 Park Avenue, New York, New York 10166), or if sent to the Company, shall be mailed, delivered, telexed or telecopied and confirmed to the Company at 200 Galleria Parkway, Suite 1400, Atlanta, Georgia 30339,
Attention: Ben Jones, Esq. (with copy to Ralph F. MacDonald, III, Esq. c/o Alston & Bird, 1201 West Peachtree Street, Atlanta, Georgia 30309-3424), or if sent to the Sellers, shall be mailed, delivered, telexed or telecopied and confirmed to the Sellers c/o DRA Advisors, 1180 Avenue of the Americas, 18th floor, New York, New York 10036 (with a copy to Martin Luskin, Esq. c/o Tenzer Greenblatt LLP, 405 Lexington Avenue, New York, New York 10174). Any party to this Underwriting Agreement may change such address for notices by sending to the other party to this Underwriting Agreement written notice of a new address for such purpose.

                  10. PARTIES. This Agreement shall inure to the benefit of, and be binding upon, the Company, the Sellers and you and our respective successors and the controlling persons, officers, directors, employees and representatives referred to in Section 6 hereof, and no other person will have any right or obligation hereunder.

                  11. APPLICABLE LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                  12. OVERALLOTMENT OPTION.

                  (a) In addition to the Securities being sold by the Company and the Sellers and described in Section 1 hereof (which are referred to herein as the "Firm Securities"), you, at your option, shall have the right to purchase from the Company up to an aggregate of 653,747 additional shares of Common Stock (the "Optional Securities"). The two paragraphs of Section 3 hereof shall be deemed to apply only to the purchase, sale and delivery of the Firm Securities. References in those two paragraphs to the "Securities" shall be deemed to be references to the "Firm Securities;" except as otherwise provided in this
Section 12, other references in this Agreement to the "Securities" shall be deemed to include the Firm Securities and the Optional Securities.

                  (b) Upon written notice from you given to the Company not more than 30 days subsequent to the date of the public offering of the Securities, you may purchase all or less than all of the Optional Securities at the purchase price per share to be paid for the Firm Securities. Such Optional Securities may be purchased by you only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be surrendered and terminated at any time upon notice by you to the Company. The "Closing Date" as defined in Section 3 hereof, shall be deemed to be the "First Closing Date," and the time for the delivery of, and payment for, the Optional Securities, is herein referred to as the "Option Closing Date" (which may be the First Closing Date). The Option Closing Date shall be determined by you but shall be not later than 10 days after you give to the Company written notice of election to purchase Optional Securities. The preparation, registration, checking and delivery of, and payment for, the Optional Securities shall occur or be made in the same manner as provided in Section 3 hereof for the Firm Securities, except as you and the Company may otherwise agree.

                  (c) The conditions to your obligations set forth in Section 5 shall be deemed to be conditions to your obligation to purchase and pay for the Securities to be purchased on each of the First Closing Date and the Option Closing Date, as the case may be; references in that Section and in Sections 2, 8 and 9 hereof to the "Closing Date" shall be deemed to be references to the First Closing Date or the Option Closing Date, as the case may be, and references to the "Securities" in Section 5 hereof shall be deemed to be references to the Securities to be purchased at such Closing Date. A termination of this Agreement as to the Optional Securities after the First Closing Date will not terminate this Agreement as to the Firm Securities.

                  If the foregoing correctly sets forth the understanding between the Company, the Sellers and you, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company, the Sellers and you.

                                              Very truly yours,

                                              IRT PROPERTY COMPANY

                                              By:
                                                 ------------------------------
                                                   Name:
                                                        -----------------------
                                                   Title:
                                                         ----------------------

                                              DRM FIVE REALTY CORPORATION

                                              By:
                                                 ------------------------------
                                                   Name: Andrew E. Peltz
                                                   Title: Vice President

                                              DRM SIXTEEN REALTY CORPORATION

                                              By:
                                                 ------------------------------
                                                   Name: Andrew E. Peltz
                                                   Title: Vice President

                                              DRM NINETEEN REALTY
                                                CORPORATION

                                              By:
                                                 ------------------------------
                                                   Name: Andrew E. Peltz
                                                   Title: Vice President

                                              DRM TWENTY-EIGHT REALTY
                                                CORPORATION

                                              By:
                                                 ------------------------------
                                                   Name: Andrew E. Peltz
                                                   Title: Vice President


ACCEPTED as of the date first above written

PAINEWEBBER INCORPORATED

By:
   -----------------------------------------
     Name:  David Jarvis
     Title: Managing Director

                                   SCHEDULE A


                                     Sellers

                                                    Number of Shares
                Sellers                               Being Offered                        Wire Transfer Amount
                -------                               -------------                        --------------------
DRM Five Realty Corporation                               87,533                                 $931,844.58

DRM Sixteen Realty Corporation                           117,300                               $1,248,733.27

DRM Nineteen Realty Corporation                           91,079                                 $969,594.00

DRM Twenty-Eight Realty                                   62,403                                 $664,319.71
  Corporation

                                   SCHEDULE B


                                  Subsidiaries

1)       IRT Capital Corp
2)       IRT Management Company
3)       VW Mall, Inc.
4)       The Rudderson Company

                                   SCHEDULE C


                 Tenants with Options or Rights of First Refusal

1) The lessees under the following land-purchase-leaseback investments have options to purchase the land leased to them by the Company at established prices:

                           Manatee County Shopping Center
                           Lawrence County Shopping Center

2) Wal-Mart Stores, Inc. has a right of first refusal to purchase facilities leased to them by the Company in Matthews, Louisiana and Marble Falls, Texas.